Exhibit 99.1

EPOCH HOLDING CORPORATION TO ENTER INTO A MERGER AGREEMENT WITH TD BANK GROUP

NEW YORK — (BUSINESS WIRE) — December 6, 2012 — Epoch Holding Corporation (“Epoch” or the “Company”) (Nasdaq: EPHC), a leading investment manager and investment adviser, today announced that it has entered into a merger agreement with TD Bank Group. The common stock of Epoch Holding Corporation, the parent of Epoch Investment Partners, Inc., will be acquired by TD Bank Group for cash consideration of approximately $668 million. Epoch stockholders will receive $28.00 in cash per share, representing a premium of approximately 28% to Epoch’s closing price on December 5, 2012.

“Epoch is pleased to be joining forces with TD, whose financial strength will enhance our competitive advantage as we continue to deepen and expand our capabilities,” said William W. Priest, Chief Executive Officer of Epoch. “We are confident that this transaction will strengthen Epoch’s existing franchise and further support our client-focused efforts. Our investment management philosophy aligns with TD’s long-term strategy. This transaction allows us to combine Epoch’s U.S. and global equities expertise with TD’s client-centric approach.”

Following the completion of the transaction, Epoch will continue to operate and serve clients under its current brand name and operating structure. Epoch’s management and investment team, philosophy and process will remain the same. As part of the transaction, the leadership team of Epoch, both investment and business personnel, have entered into long-term employment agreements reinforcing their commitment to the firm.

“The combination of our two firms, which share compatible cultures and complementary investment disciplines, will help us better serve clients on both sides of the border. Epoch will enable TD Asset Management to substantially broaden our expertise in U.S. and global equities,” said Brian Murdock, Chairman and Chief Executive Officer, TD Asset Management. “This transaction represents an excellent opportunity for both Epoch and TD Asset Management to build on our respective strengths to solve client needs.”

Epoch’s Board of Directors unanimously recommended this transaction to their stockholders for approval. Members of Epoch’s management team and Board of Directors, who currently collectively hold approximately 28% of Epoch’s outstanding shares, have demonstrated their support for the transaction by agreeing to vote in favor of the transaction. This transaction, which is subject to the approval of Epoch’s stockholders, and satisfaction of other customary closing conditions for a transaction of this type, is expected to close in the first half of 2013.

Credit Suisse served as financial advisor to Epoch. Skadden, Arps, Slate, Meagher & Flom LLP and Greenberg Traurig, LLP served as Epoch’s legal counsel.

About Epoch Holding Corporation

Epoch Holding Corporation conducts its operations through Epoch Investment Partners, Inc., a wholly-owned subsidiary and a registered investment adviser under the Investment Advisers Act of 1940, as amended. Investment management and investment advisory services are the Company’s sole line of business. Headquartered in New York, the Company’s investment strategies include U.S. Equity (All Cap, Large Cap, SMID Cap and Small Cap Value; Choice and Shareholder Yield), Global Equity (Shareholder Yield, Choice, Absolute Return and Small Cap) and International Small Cap.

For more information about Epoch contact Adam Borak at Epoch Investment Partners, Inc. 212-400-4708, aborak@eipny.com or visit Epoch’s website at www.eipny.com.

About TD Bank Group

The Toronto-Dominion Bank and its subsidiaries are collectively known as TD Bank Group (TD). TD is the sixth largest bank in North America by branches and serves approximately 22 million customers in four key businesses operating in a number of locations in key financial centres around the globe: Canadian Personal and Commercial Banking, including TD Canada Trust and TD Auto Finance Canada; Wealth and Insurance, including TD Waterhouse, an investment in TD Ameritrade, and TD Insurance; U.S. Personal and Commercial Banking, including TD Bank, America’s Most Convenient Bank, and TD Auto Finance U.S.; and Wholesale Banking, including TD Securities. TD also ranks among the world’s leading online financial services firms, with more than 8.5 million online customers. TD had CDN$811 billion in assets on October 31, 2012. The Toronto-Dominion Bank trades under the symbol “TD” on the Toronto and New York Stock Exchanges.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements that may be considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” and the negative of these terms and other comparable terminology. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about Epoch and may include projections of Epoch’s future financial performance based on Epoch’s anticipated growth strategies and trends in Epoch’s business. These statements are only predictions based on Epoch’s current expectations and projections about future events. There are important factors that could cause Epoch’s actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding: the failure to receive, on a timely basis or otherwise, the required approvals by Epoch’s stockholders and governmental or regulatory agencies; the risk that a condition to closing of the proposed transaction may not be satisfied; Epoch’s ability to consummate the proposed transaction; operating costs and business disruption may be greater than expected; the ability of Epoch to retain and hire key personnel and maintain relationships with business partners pending consummation of the proposed transaction; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which Epoch operates, as detailed from time to time in Epoch’s reports filed with the Securities and Exchange Commission (the “SEC”). There can be no assurance that the proposed transaction will in fact be consummated.

These risks and uncertainties are not exhaustive. Additional information about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in Epoch’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012 and Item 1.A in Epoch’s most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2012. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Epoch or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. Neither Epoch nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements speak only as of the date of this communication. Epoch is not under any duty to update any of these forward-looking statements after the date of this communication, nor to conform Epoch’s prior statements to actual results or revised expectations, and Epoch does not intend to do so.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Epoch and TD. The proposed transaction will be submitted to the stockholders of Epoch for their consideration. In connection with the proposed transaction, Epoch will prepare a proxy statement to be filed with the SEC. Epoch and TD plan to file with the SEC other documents regarding the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be mailed to Epoch’s stockholders. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by Epoch through the Investor Relations section of our website, and the “Financial Information” tab therein. The website address is www.eipny.com. The information on our website is not, and shall not be deemed to be a part hereof or incorporated into this or any other filings with the SEC. You may also send a written request to our Corporate Secretary at Epoch Holding Corporation, 640 Fifth Avenue, 18th Floor, New York, New York 10019, Attn: Corporate Secretary, or by calling the Corporate Secretary at (212) 303-7200.

Interests of Participants

Epoch and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Epoch in connection with the proposed transaction. Information regarding Epoch’s directors and executive officers is set forth in Epoch’s Proxy Statement for its 2012 Annual Meeting of Stockholders and its Annual Report on Form 10-K for the fiscal year ended June 30, 2012, which were filed with the SEC on October 18, 2012 and September 10, 2012, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction will be contained in the proxy statement to be filed by Epoch with the SEC when it becomes available.